FINANCIAL RISK MANAGEMENT OBJECTIVES - Summary of Capital Management (Detail) ฿ in Thousands, ¥ in Thousands, $ in Thousands, $ in Thousands, $ in Thousands	12 Months Ended
	Dec. 31, 2023 USD ($)	Dec. 31, 2022 USD ($)	Dec. 31, 2023 AUD ($)	Dec. 31, 2023 SGD ($)	Dec. 31, 2023 THB (฿)	Dec. 31, 2022 AUD ($)	Dec. 31, 2022 CNY (¥)	Dec. 31, 2022 SGD ($)	Dec. 31, 2022 THB (฿)	Dec. 31, 2021 USD ($)	Dec. 31, 2020 USD ($)
Disclosure of detailed information about financial instruments [abstract]
Interest bearing loans and borrowings	$ 53,737	$ 57,731	$ 4,543	$ 6,000	฿ 309,488	$ 4,589	¥ 30,100	$ 6,000	฿ 312,602
Trade and other payables	51,743	39,891
Less: cash and cash equivalents	(37,970)	(54,017)
Net debt	67,510	43,605
Total Equity	214,621	211,428								$ 209,317	$ 234,875
Capital and net debt	$ 282,131	$ 255,033
Gearing ratio	23.90%	17.10%